UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ANCOR RESOURCES INC. (Exact name of registrant as specified in its charter)

Nevada	20-1769847
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2328 Heather Street, Vancouver, British Columbia, Canada	V5Z 4R6
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered
Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X ]

Securities Act registration statement file number to which this form relates: 333-131041

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share
(Title of class)

INFORMATION REQUESTED IN REGISTRATION STATEMENT

Item 1.               Description of Registrant's Securities to be Registered.

The description of securities contained in registrant's registration statement on Form SB-2 filed with the commission (File No. 333-131041) is incorporated by reference into this registration statement.

Item 2.               Exhibits.
Exhibit Number	Description of Exhibit
3.1	Articles of Incorporation (1)
3.2	Bylaws (1)

(1)       Filed as an exhibit to the registrant's registration statement on Form SB-2 filed with the commission on January 13, 2006 (File No. 333-131041).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ANCOR RESOURCES INC.
Date:	May 23, 2007
By:	/s/ Michael Sweeney _____________________________________ Name: Michael Sweeney Title: President, Chief Executive Officer and a director

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